Exhibit 99.1

Contact:          John B. Williamson, III
                  Chairman, President and CEO
Telephone:        (540) 777-3810

FOR IMMEDIATE RELEASE

                               RGC RESOURCES, INC.

                        SECOND QUARTER FINANCIAL RESULTS

ROANOKE, Va. (May 12, 2005)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $2,063,719 or $0.99 per share on 2,087,105 average diluted shares outstanding for the quarter ended March 31, 2005. This compares to quarterly earnings for the same quarter last year of $1,875,448 or $0.92 per share on continuing operations and earnings of $3,148,252 or $1.55 per share for total operations on 2,034,666 average diluted shares outstanding. John Williamson, Chairman, President and CEO, attributed the improvement in earnings from continuing operations primarily to the impact of improved natural gas sales margins.

         Earnings per share for the twelve months ending March 31, 2005 were $1.32 on continuing operations and $5.74 for total operations on 2,069,603 average diluted shares outstanding compared to $1.19 for continuing operations and $1.78 for total operations on 2,017,243 average diluted shares outstanding for the twelve months ended March 31, 2004. Earnings for the twelve months ended March 31, 2005 were positively impacted by a gain of $9,504,329 or $4.65 per diluted share on the sale of propane assets in the quarter ended September 30, 2004.

         RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures, Inc.

         From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. Summary financial statements for the first quarter and twelve months are as follows:


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                      RGC Resources, Inc. and Subsidiaries

     Condensed Consolidated Statements of Earnings and Comprehensive Income

                                   (Unaudited)
                                                            Three Months Ended                       Twelve Months Ended
                                                                March 31,                                 March 31,
                                                        2005                 2004                  2005                2004
                                                  --------------------------------------   ---------------------------------------
Revenues                                           $     43,329,669      $    39,721,044    $      111,553,265    $   100,908,097
Cost of sales                                            34,843,735           31,508,059            87,310,080         78,089,107
                                                  -----------------   ------------------   --------------------  -----------------
Gross margin                                              8,485,934            8,212,985            24,243,185         22,818,990
Other operating expenses                                  4,625,577            4,706,653            17,884,538         17,072,941
Interest expense                                            520,732              478,034             1,970,934          1,952,306
                                                  -----------------   ------------------   --------------------  -----------------
Income from continuing operations
   before income taxes                                    3,339,625            3,028,298             4,387,713          3,793,743
Income tax expense from continuing
   operations                                             1,275,906            1,152,850             1,650,781          1,390,223
                                                  -----------------   ------------------   --------------------  -----------------
Net income from continuing operations                     2,063,719            1,875,448             2,736,932          2,403,520
Net income from discontinued operations,
   net of income taxes                                            -            1,272,804             9,138,540          1,193,434
                                                  -----------------   ------------------   --------------------  -----------------
Net income                                                2,063,719            3,148,252            11,875,472          3,596,954
Other comprehensive income (loss), net
   of tax                                                    21,277              (41,002)              143,860             15,056
                                                  -----------------   ------------------   --------------------  -----------------
Comprehensive income                               $      2,084,996      $     3,107,250    $       12,019,332    $     3,612,010
                                                  =================   ==================   ====================  =================

Basic earnings per share of common stock:

   Income from continuing operations               $           1.00      $          0.93    $             1.33    $          1.19
   Discontinued operations                                        -                 0.63                  4.45               0.60
                                                  -----------------   ------------------   --------------------  -----------------
   Net income                                      $           1.00      $          1.56    $             5.78    $          1.79
                                                  =================   ==================   ====================  =================

Diluted earnings per share of common stock:

   Income from continuing operations               $           0.99      $          0.92    $             1.32    $          1.19
   Discontinued operations                                        -                 0.63                  4.42               0.59
                                                  -----------------   ------------------   --------------------  -----------------
   Net income                                      $           0.99      $          1.55    $             5.74    $          1.78
                                                  =================   ==================   ====================  =================

Cash dividends per common share                    $          0.295      $         0.295    $            5.680    $         1.150
                                                  =================   ==================   ====================  =================

Weighted average number of common shares outstanding:

   Basic                                                  2,073,009            2,021,131             2,054,998          2,005,256
   Diluted                                                2,087,105            2,034,666             2,069,603          2,017,243

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                             Condensed Consolidated Balance Sheets
                                          (Unaudited)

                                                                                            March 31,

Assets                                                                                2005              2004
                                                                                ----------------   --------------
Current assets                                                                    $   34,223,259   $   33,918,927
Total property, plant and equipment, net                                              72,070,508       67,457,426
Other assets                                                                             480,471          649,388
                                                                                ----------------   --------------

   Total Assets                                                                   $  106,774,238   $  102,025,741
                                                                                ================   ==============

Liabilities and Stockholders' Equity

Current liabilities                                                               $   39,287,908   $   23,649,819
Long-term debt                                                                        16,000,000       30,202,907
Deferred credits                                                                      11,993,008       10,210,781
                                                                                ----------------   --------------
   Total Liabilities                                                                  67,280,916       64,063,507
Stockholders' Equity                                                                  39,493,322       37,962,234
                                                                                ----------------   --------------

   Total Liabilities and Stockholders' Equity                                      $ 106,774,238    $ 102,025,741
                                                                                ================   ==============
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